Finance income/(expenses), net	12 Months Ended
Dec. 31, 2025
Finance Income (Expense) [Abstract]
Finance income/(expenses), net
5.9 Finance income/(expenses), net
Interest income is recognized on a time-proportion basis using the effective interest method.

	Year ended December 31,
in € thousand	2025	2024	2023
FINANCE INCOME
Interest income from other parties	1,803	2,362	1,210
Realized gains from cash and cash equivalents	841	—	—
TOTAL FINANCE INCOME	2,644	2,362	1,210
FINANCE EXPENSES
Interest expense on loans	(40,903)	(22,808)	(13,681)
Interest expense on refund liabilities	(193)	(360)	(8,419)
Interest expenses on lease liabilities	(796)	(813)	(1,183)
Other interest expense	(6)	(3)	(42)
TOTAL FINANCE EXPENSES	(41,898)	(23,984)	(23,325)
FOREIGN EXCHANGE GAIN/(LOSSES), NET	7,196	(3,193)	5,574
FINANCE INCOME/(EXPENSES), NET	(32,058)	(24,816)	(16,541)

Interest income from other parties decreased primarily due to the change in cash management in France. Realized gains from cash and cash equivalents arise from investments in money market funds classified as cash equivalents, as they are highly liquid, readily convertible to a known amount of cash, and carry an insignificant risk of value change.
The interest expense on loans increased significantly in 2025 compared to 2024 due to the repayment of the D&O Loan Agreement and consist of interest expense and related fees amounting to €12.9 million. The D&O Loan Agreement is superseded by the Pharmakon Loan Agreement during 2025. For more details on the new loan see Note 5.24.1 Principal loan. The increase from 2023 to 2024 is attributable to the additional D&O loan draw-down executed in the second half of the year 2023.
The interest expense on refund liabilities remains on a low level for the year ended December 31, 2025 after a significant decrease in 2024 due to the significant payments made to Pfizer during the second half of 2023 and the fulfillment of all payment obligations during the first half of 2024. Please refer to Note 5.29 for more information on the refund liability balances.
The foreign exchange gain/(losses), net are primarily driven by non-cash revaluation results of USD denominated liabilities as the USD depreciated against the EUR by 13% in 2025. A contrary movement of the USD/EUR rate was observed in 2024.